REVENUE AND COST OF SALES (Tables)	12 Months Ended
Dec. 31, 2021
Schedule of Revenue
	2021	2020	2019
Concentrate sales	$11,208	$15,304	$31,417
Provisional pricing adjustments	20	718	329
	$11,228	$16,022	$31,746

Schedule of Cost of Sales
	2021	2020	2019
Production costs	$4,905	$11,443	$27,949
Stand-by costs	800	2,394	-
Inventory net realizable adjustment	-	-	387
Depreciation and depletion	1,976	1,995	3,680
	$7,681	$15,832	$32,016